    As filed with the Securities and Exchange Commission on January 7, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report: December 24, 1996
                       (Date of earliest event reported)



                         INLAND REAL ESTATE CORPORATION
             (Exact name of registrant as specified in the charter)

         Maryland                   000-28382                    36-3953261
(State or other jurisdiction   (Commission File No.)           (IRS Employer
 of incorporation)                                           Identification No.)



                             2901 Butterfield Road
                           Oak Brook, Illinois  60521
                    (Address of Principal Executive Offices)

                                 (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets


Grand & Hunt Club Outlot Center, Gurnee, Illinois

         On December 24, 1996, the Company acquired a Neighborhood Retail Center located at Grand Avenue and Hunt Club Road in Gurnee, Illinois known as Grand & Hunt Club Outlot Center ("Hunt Club") from Butler Real Estate, Inc., an unaffiliated third party, for approximately $3.6 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $169.26 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

         Hunt Club was built in 1996 and consists of a one-story building aggregating 21,222 rentable square feet. As of January 1, 1997, Hunt Club was 100% leased. In evaluating Hunt Club as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Hunt Club is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

         The Company does not anticipate making any significant repairs and improvements to Hunt Club over the next few years because the facility was completed in 1996. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

         The table below sets forth certain information with respect to the occupancy rate at Hunt Club expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                 Occupancy Rate
                     as of                 Effective Annual Rental
                 January 1, 1997                Per Square Foot
                 ----------------                ---------------
                        100%                         $18.61

         Tenants leasing more than 10% of the total square footage are Super Crown Books, which leases 16,722 square feet, or approximately 78.8% of the rentable square feet, and Helzberg's Diamond Shops d/b/a Jewelry 3 ("Jewelry 3"), which leases 4,500 square feet, or approximately 21.2% of the rentable square feet. Super Crown Books is a national chain of discount book stores and Jewelry 3 is a jewelry store chain. The lease with Super Crown Books requires Super Crown Books to pay base rent equal to $16.75 per square foot per annum payable monthly from January 1, 1997 until February 28, 2002 and $17.75 per square foot per annum payable monthly from March 1, 2002 until February 28, 2007. The Super Crown Books lease contains no option to renew. The lease with Jewelry 3 requires Jewelry 3 to pay base rent equal to $25.50 per square foot per annum payable monthly until December 31, 2001 and $29.32 per square foot per annum payable monthly from January 1, 2002 until December 31, 2006. The Jewelry 3 lease contains no option to renew.

         For federal income tax purposes, the Company's depreciable basis in Hunt Club will be approximately $2,600,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Information regarding real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) is not available since Hunt Club was completed in 1996. Prior to the completion of Hunt Club in 1996, the property was vacant land. The Company believes that any tax information relating to the vacant land would not be useful to investors.

         At January 1, 1997, a total of 21,222 square feet were leased to two tenants at Hunt Club. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                                                                        Current
                          Square Feet       Lease        Renewal         Annual       Rent per
        Lessee              Leased          Ends         Option           Rent       Square Foot
        ------            -----------     --------       -------         ------      ------------
Super Crown Books            16,722       02/2007          None         $280,094           $16.75
Jewelry 3                     4,500       12/2006          None          114,750            25.50



                                                                                                   Percent of
                                                                                  Average            Total           Percent of
                                                                                 Base Rent          Building         Annual Base
                              Approx. GLA      Annual Base                       Per Square            GLA              Rent
                 Number of    of Expiring        Rent of                         Foot Under        Represented      Represented by
Year Ending       Leases        Leases          Expiring      Total Annual        Expiring         by Expiring        Expiring
December 31,     Expiring    (square feet)       Leases       Base Rent (1)        Leases             Leases           Leases
------------    ----------  ---------------   ------------    -------------      ---------         ------------      -----------
  1997-2001          -             -                 -            $394,844              -                -                  -

    2002             -             -                 -             408,779              -                -                  -

  2003-2005          -             -                 -             428,756              -                -                  -

    2006             1           4,500           $131,940          428,756           $29.32            21.2%             30.77%



 (1) No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.



       The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Hunt Club property, as of December 17, 1996, of $3,610,000 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

The Quarry Outlot, Hodgkins, Illinois

       On December 24, 1996, the Company acquired a Neighborhood Retail Center located at La Grange Road and Joliet Road in Hodgkins, Illinois known as The Quarry Outlot ("The Quarry") from Butler Real

Estate, Inc., an unaffiliated third party, for approximately $1.8 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $186.53 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       The Quarry was built in 1996 and consists of a one-story building aggregating 9,650 rentable square feet. As of January 1, 1997, The Quarry was 100% leased. In evaluating The Quarry as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at The Quarry is leased to three tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to The Quarry over the next few years because the facility was completed in 1996. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

       The table below sets forth certain information with respect to the occupancy rate at The Quarry expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                            Occupancy Rate
                               as of                  Effective Annual Rental
                           January 1, 1997                Per Square Foot
                          ----------------                ---------------
                                 100%                          $20.88

         Tenants leasing more than 10% of the total square footage are Helzberg's Diamond Shops d/b/a Jewelry 3 ("Jewelry 3"), which leases 4,700 square feet, or approximately 48.7% of the rentable square feet, Casual Male Big and Tall ("Casual Male"), which leases 3,150 square feet, or approximately 32.6% of the rentable square feet, and Dunkin Donuts/ Baskin Robbins, which leases 1,800 square feet, or approximately 18.7% of the rentable square feet. Jewelry 3 is a jewelry store chain, Casual Male is a retailer of clothing for men, and Dunkin Donuts/ Baskin Robbins is a national chain of retail stores selling donuts and ice cream. The lease with Jewelry 3 requires Jewelry 3 to pay base rent equal to $24.00 per square foot per annum payable monthly until December 31, 2001 and $26.35 per square foot per annum payable monthly from January 1, 2002 until December 31, 2006. The Jewelry 3 lease contains no option to renew. The lease with Casual Male requires Casual Male to pay base rent equal to $15.00 per square foot per annum payable monthly until August 31, 1999, $16.00 per square foot per annum payable monthly from September 1, 1999 until August 31, 2003, $17.00 per square foot per annum payable monthly from September 1, 2003 until August 31, 2006 and $18.70 per square foot per annum payable monthly from September 1, 2006 until December 31, 2006. The Casual Male lease contains no option to renew. The lease with Dunkin Donuts/ Baskin Robbins requires Dunkin Donuts/ Baskin Robbins to pay base rent equal to $23.00 per square foot per annum payable monthly until October 31, 2001 and $25.30 per square foot per annum payable monthly from November 1, 2001 until October 31, 2006. The Dunkin Donut/ Baskin Robbins lease contains no option to renew.

         For federal income tax purposes, the Company's depreciable basis in The Quarry will be approximately $1,275,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Information regarding real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is generally available) is not available since The Quarry was completed in 1996. Prior to the completion of The Quarry in 1996, the property was vacant land. The Company believes that any tax information relating to the vacant land would not be useful to investors.

         At January 1, 1997, a total of 9,650 square feet were leased to three tenants at The Quarry. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.


                                          Square Feet       Lease         Renewal         Current           Rent per
                 Lessee                      Leased          Ends         Options       Annual Rent        Square Foot
                --------                  ------------      ------       ---------      -----------        -----------

                Jewelry 3                     4,700       12/2006          None         $112,800                 $24.00

                Casual Male                   3,150       12/2006          None           47,250                  15.00

                Dunkin Donuts/ Baskin         1,800       10/2006          None           41,400                  23.00
                Robbins




                                                                                                Percent of
                                                                                  Average         Total         Percent of
                                                                                 Base Rent      Building       Annual Base
                            Approx. GLA of    Annual Base                        Per Square        GLA             Rent
                 Number of    Expiring          Rent of                         Foot Under      Represented     Represented
  Year Ending     Leases       Leases          Expiring      Total Annual        Expiring       by Expiring     by Expiring
  December 31,   Expiring   (square feet)       Leases       Base Rent (1)        Leases         Leases           Leases
  ------------   ---------  ------------      -----------   --------------     ------------   --------------   -------------
     1997            -            -                  -           $201,450               -             -              -

     1998            -            -                  -            201,450               -             -              -

     1999            -            -                  -            202,500               -             -              -

     2000            -            -                  -            204,600               -             -              -

     2001            -            -                  -            205,290               -             -              -

     2002            -            -                  -            219,785               -             -              -

     2003            -            -                  -            220,835               -             -              -

     2004            -            -                  -            222,935               -             -              -

     2005            -            -                  -            222,935               -             -              -

     2006            3          9,650           $224,720          224,720            $23.29          100%           100%

 (1) No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.

       The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for The Quarry property, as of December 9, 1996, of $1,850,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Crestwood Plaza Shopping Center, Crestwood, Illinois

       On December 27, 1996, the Company acquired a Neighborhood Retail Center located at 13335 South Cicero Avenue in Crestwood, Illinois known as Crestwood Plaza Shopping Center ("Crestwood Plaza") from Inland Property Sales, Inc., an affiliated third party, for approximately $1.81 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $90.24 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       Crestwood Plaza was built in 1992 and consists of a one-story building aggregating 20,044 rentable square feet. As of December 27, 1996, Crestwood Plaza was 100% leased. In evaluating Crestwood Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. Although 100% of the rentable square feet at Crestwood Plaza is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to Crestwood Plaza over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

       The table below sets forth certain information with respect to the occupancy rate at Crestwood Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                Occupancy Rate
       Year Ending             as of December 31         Effective Annual Rental
      December 31,                of Each Year               Per Square Foot
      ------------           --------------------            ---------------
          1996                       100%                         $10.13

          1995                       100%                         $10.13

          1994                       100%                         $10.13

          1993                       100%                         $10.13

          1992                       100%                         $10.13

         Tenants leasing more than 10% of the total square footage are Entenmann's Inc., which leases 13,644 square feet, or approximately 68% of the rentable square feet, and Pet Supplies Plus, which leases 6,400 square feet, or approximately 32% of the rentable square feet. Entenmann's is a national retailer of baked goods, and Pet Supplies Plus is a national retail pet supply chain. The lease with Entenmann's requires Entenmann's to pay base rent equal to $9.25 per square foot per annum payable monthly until October 31, 2002. The Entenmann's lease contains no option to renew. The lease with Pet Supplies Plus requires Pet Supplies Plus to pay base rent equal to $12.00 per square foot per annum payable monthly until January 31, 1998. The lease with Pet Supplies Plus also grants Pet Supplies Plus one option to renew the lease for a five-year term. If this option is exercised, Pet Supplies Plus will be required to pay a base rent of $12.99 per square foot per annum payable monthly from February 1, 1998 until January 31, 2003.

         For federal income tax purposes, the Company's depreciable basis in Crestwood Plaza will be approximately $1,480,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $51,494. The real estate taxes payable were calculated by multiplying Crestwood Plaza's assessed value by an equalizer of 2.1243 and a tax rate of 9.316%.

         At December 27, 1996, a total of 20,044 square feet were leased to two tenants at Crestwood Plaza. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                                                                        Current
                          Square Feet       Lease        Renewal         Annual       Rent per
        Lessee              Leased          Ends         Option           Rent       Square Foot
        ------            -----------     --------       -------         ------      ------------
Entenmann's Inc.             13,644       10/2002          None
                                                                           $126,207         $9.25

Pet Supplies Plus             6,400       01/1998         1/ 5 yr.           76,800         12.00



                                                                                                   Percent of
                                                                                  Average            Total           Percent of
                                                                                 Base Rent          Building         Annual Base
                              Approx. GLA      Annual Base                       Per Square            GLA              Rent
                 Number of    of Expiring        Rent of                         Foot Under        Represented      Represented by
Year Ending       Leases        Leases          Expiring      Total Annual        Expiring         by Expiring        Expiring
December 31,     Expiring    (square feet)       Leases       Base Rent (1)        Leases             Leases           Leases
------------    ----------  ---------------   ------------    -------------      ---------         ------------      -----------
     1997            -             -               -            $203,007             -                    -                -

     1998            1            6,400         $76,800          203,007          $12.00                 32%             37.83%

  1999-2001          -             -               -             126,207             -                    -                -

     2002            1           13,644         126,207          126,207            9.25                 68%             100%


 (1) No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.

       The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Crestwood Plaza property, as of December 17, 1996, of not less than $1,850,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Park St. Clair Plaza, Schaumburg, Illinois

       On December 31, 1996, the Company acquired a Neighborhood Retail Center located at the corner of Higgins and Meacham Roads in Schaumburg, Illinois known as Park St. Clair Plaza ("Park St. Clair") from KHF Land Partnership, an unaffiliated third party, for approximately $1.525 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $128.59 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       Park St. Clair was built in 1994 and consists of a one-story building aggregating 11,859 rentable square feet. As of December 31, 1996, Park St. Clair was 100% leased. In evaluating Park St. Clair as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that
the center is located within a vibrant economic area.   Although 100% of the
rentable square feet at Park St. Clair is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to Park St. Clair over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

       The table below sets forth certain information with respect to the occupancy rate at Park St. Clair expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                          Occupancy Rate
                 Year Ending             as of December 31         Effective Annual Rental
                December 31,                of Each Year               Per Square Foot
                ------------           --------------------            ---------------
                    1996                       100%                         $15.06

                    1995                        35%                          $5.70

                    1994                        35%                          $5.65

         Tenants leasing more than 10% of the total square footage are Hallmark Cards ("Hallmark"), which leases 7,669 square feet, or approximately 65% of the rentable square feet, and Ameritech Mobile Comm ("Ameritech"), which leases 4,190 square feet, or approximately 35% of the rentable square feet. Hallmark is a national retailer of greeting cards, and Ameritech is a mobile telecommunications provider. The lease with Hallmark requires Hallmark to pay base rent equal to $14.00 per square foot per annum payable monthly until November 30, 2001. The lease with Hallmark also grants Hallmark one option to renew the lease for a five-year term. If this option is exercised, Hallmark will be required to pay a base rent of $19.00 per square foot per annum payable monthly from December 1, 2001 until November 30, 2006. The lease with Ameritech requires Ameritech to pay base rent equal to $17.00 per square foot per annum payable monthly until September 30, 1997, $17.50 per square foot per annum payable monthly until September 30, 1998 and $18.00 per square foot per annum payable monthly until September 30, 1999. The lease with Ameritech also grants Ameritech one option to renew the lease for a five-year term. If this option is exercised, Ameritech will be required to pay a base rent of $18.00 per square foot per annum payable monthly from October 1, 1998 until September 30, 2004.

         For federal income tax purposes, the Company's depreciable basis in Park St. Clair will be approximately $1,220,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $38,938. The real estate taxes payable were calculated by multiplying Park St. Clair's assessed value by an equalizer of 2.1243 and a tax rate of 8.967%.

         At December 31, 1996, a total of 11,859 square feet were leased to two tenants at Park St. Clair. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                                                                        Current
                          Square Feet       Lease        Renewal         Annual       Rent per
        Lessee              Leased          Ends         Options          Rent       Square Foot
        ------            -----------     --------       -------         ------      ------------
Hallmark Cards                7,669       11/2001        1/ 5 yr.       $107,366           $14.00

Ameritech Mobile              4,190       09/1999        1/ 5 yr.         71,230            17.00
Comm


                                                                                                   Percent of
                                                                                  Average            Total           Percent of
                                                                                 Base Rent          Building         Annual Base
                              Approx. GLA      Annual Base                       Per Square            GLA               Rent
                 Number of    of Expiring        Rent of                         Foot Under        Represented      Represented by
Year Ending       Leases        Leases          Expiring      Total Annual        Expiring         by Expiring        Expiring
December 31,     Expiring    (square feet)       Leases       Base Rent (1)        Leases             Leases           Leases
------------    ----------  ---------------   ------------    -------------      ---------         ------------      -----------
1997                 -            -                  -          179,120              -                 -                   -

1998                 -            -                  -          181,215              -                 -                   -

1999                 1          4,190             75,420        195,568            18.00             35.3%              38.56%

2000                 -            -                  -          122,704              -                 -                   -

2001                 1          7,669             145,711       145,711            19.00             64.7%               100%

 (1) No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.

       The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Park St. Clair property, as of December 31, 1996, of not less than $1.6 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Lansing Square Shopping Center, Lansing, Illinois

       On December 31, 1996, the Company acquired a Neighborhood Retail Center located at Torrence Avenue and Interstate 80/94 in Lansing, Illinois known as Lansing Square Shopping Center ("Lansing Square") from Lansing Square RPF II Limited Partnership, an unaffiliated third party, for approximately $16.3 million. The purchase price was funded using cash and cash equivalents as well as the proceeds of a series of loans from LaSalle Bank. The proceeds of the loans from LaSalle Bank (the "LaSalle Loans") totalling $12,850,000, were received on December 30, 1996. The LaSalle Loans are secured by properties the Company previously acquired. Of the total of $12,850,000, approximately $8,000,000 was used in the acquisition of Lansing Square. The LaSalle Loans require the payment of interest only at a rate of 7.6%, fixed for five years and then variable for an additional two years. The purchase price for Lansing Square was approximately $69.80 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       Lansing Square was built in 1991 and consists of three one-story buildings aggregating 233,508 rentable square feet. As of December 31, 1996, Lansing Square was 90.3% leased. In evaluating Lansing Square as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located in a vibrant economic area. Although 75.5% of the rentable square feet at Lansing Square is leased to three tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to Lansing Square over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

       The table below sets forth certain information with respect to the occupancy rate at Lansing Square expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                 Occupancy Rate
           Year Ending          as of December 31        Effective Annual Rental
          December 31,             of Each Year              Per Square Foot
          ------------        --------------------           ---------------
              1995                    76.0%                       $5.81

              1994                    75.0                         7.28

              1993                    92.0                         7.38

              1992                    90.8                         7.26

         Tenants leasing more than 10% of the total square footage are Sams Club, which leases 107,927 square feet, or approximately 46% of the rentable square feet, Baby Superstore, which leases 43,596 square feet, or approximately 19% of the rentable square feet, and Office Max, which leases 24,700 square feet, or approximately 11% of the rentable square feet. Sams Club is a national warehouse club, Baby Superstore is a national retailer of merchandise for infants and children and Office Max is a national office supply chain. The lease with Sams Club requires Sams Club to pay base rent equal to $7.31 per square foot per annum payable monthly until November 30, 2011. The Sams Club lease contains no option to renew. The lease with Baby Superstore requires Baby Superstore to pay base rent equal to $6.50 per square foot per annum payable monthly until October 31, 2000 and $7.00 per square foot per annum payable monthly until December 31, 2001. The Baby Superstore lease contains no
option to renew.   The lease with Office Max requires Office Max to pay base
rent equal to $7.25 per square foot per annum payable monthly until April 30, 1997, $7.75 per square foot per annum payable monthly until April 30, 2002 and $8.25 per square foot per annum payable monthly until January 31, 2008. The Office Max lease contains no option to renew.

         For federal income tax purposes, the Company's depreciable basis in Lansing Square will be approximately $13,000,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $1,252,577. The real estate taxes payable were calculated by multiplying Lansing Square's assessed value by an equalizer of 2.1243 and a tax rate of 11.494%.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         At December 31, 1996, a total of 210,810 square feet were leased to eighteen tenants at Lansing Square. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.



                                                       Current      Rent per
                   Square Feet    Lease     Renewal     Annual        Square
        Lessee       Leased        Ends     Options      Rent          Foot
       --------    ------------   -------   --------   ---------     --------
       Sam's Club    107,927      11/2011    None      $788,946       $7.31

       Office Max     24,700      01/2008    None       179,075        7.25

       Baby
       Superstore     43,596      01/2006    None       283,374        6.50

       Furniture Max   8,000      07/2002    None       116,000       14.50

       Blockbuster     6,275      12/2001    None       100,400       16.00

       Ameritech       3,600      06/2000    None        59,328       16.48

       Wolf Camera     1,200      06/2002  1/5 yr.       23,376       19.48

       Norwest
       Financial       1,500      01/1999  1/5 yr.       19,500       13.00

       Racers Row      1,500      09/2000    None        23,250       15.50

       Cost Cutters      900      11/2001    None        14,751       16.39

       Papa Johns      1,200      01/2007    None        16,800       14.00


       Great American
       Bagels          2,400      10/2000    None        34,800       14.50

       Sterling
       Vision          1,200      05/1999    None        18,000       15.00

       Pappy's Gyros   1,200      08/1997  1/5 yr.       19,200       16.00

       Dunkin Donuts   1,112      04/2002    None        21,128       19.00

       Little Minds    1,200      09/2001    None        17,400       14.50

       Discus CD's     1,200      06/1999  1/3 yr.       18,000       15.00

       Pet Store       2,100      12/2006    None        29,400       14.00

       Vacant         22,698        --        --       --             --

                                                                                                   Percent of
                                                                                  Average            Total           Percent of
                                                                                 Base Rent          Building         Annual Base
                              Approx. GLA      Annual Base                       Per Square            GLA              Rent
                 Number of    of Expiring        Rent of                         Foot Under        Represented      Represented by
Year Ending       Leases        Leases          Expiring      Total Annual        Expiring         by Expiring        Expiring
December 31,     Expiring    (square feet)       Leases       Base Rent (1)        Leases             Leases           Leases
------------    ----------  ---------------   ------------    -------------      ---------         ------------      -----------
     1997          1              1,200           $19,200        $1,794,141       $16.00                 .51%             1.07%

     1998          -                 -                 -          1,783,586         -                     -                 -

     1999          3              3,900            59,250         1,793,960        15.19                 1.67             3.30

     2000          3              7,500           127,663         1,746,430        17.02                 3.21             7.31

     2001          3              8,375           151,265         1,654,491        18.06                 3.59             9.14

     2002          3             10,312           169,720         1,511,946        16.46                 4.42            11.23

     2003          -                 -                 -          1,346,893         -                     -                 -

     2004          -                 -                 -          1,349,043         -                     -                 -

     2005          -                 -                 -          1,349,593         -                     -                 -

     2006          2             45,696           337,722         1,349,643         7.39                19.57            25.02


   (1) NO ASSUMPTIONS WERE MADE REGARDING THE RELEASING OF EXPIRED LEASES. IT IS THE OPINION OF THE COMPANY'S MANAGEMENT THAT THE SPACE WILL BE RELEASED AT MARKET RATES.

       The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Lansing Square property, as of January 1, 1997, of $16.3 million. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

The Summit of Park Ridge, Park Ridge, Illinois

       On December 31, 1996, the Company acquired a Neighborhood Retail Center located at 100-150 Euclid Avenue in Park Ridge, Illinois known as The Summit of Park Ridge ("The Summit") from WHPX-S Real Estate Limited Partnership, an unaffiliated third party, for approximately $3.2 million. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $96.25 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

       The Summit was built in 1986 and consists of a one-story building aggregating 33,248 rentable square feet. As of December 31, 1996, The Summit was 89% leased. In evaluating The Summit as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

       The Company does not anticipate making any significant repairs and improvements to The Summit over the next few years. Nevertheless, a substantial portion of any such cost would be paid by the tenants.

         Tenants leasing more than 10% of the total square footage are Giappo's Pizza, which leases 3,683 square feet, or approximately 11% of the rentable square feet, and Le Peep Restaurant ("Le Peep"), which leases 3,621 square feet, or approximately 11% of the rentable square feet. The lease with Giappo's Pizza requires Giappo's Pizza to pay base rent equal to $12.00 per square foot per annum payable monthly until July 31, 1997, $13.00 per square foot per annum payable monthly until July 31, 1998, $14.00 per square foot per annum payable monthly until July 31, 2000, $15.00 per square foot per annum payable monthly until July 31, 2004 and $16.00 per square foot per month payable monthly until July 31, 2007. The Giappo's Pizza lease contains no option to renew. The lease with Le Peep requires Le Peep to pay base rent equal to $15.50 per square foot per annum payable monthly until December 31, 1998 and $17.00 per square foot per annum payable monthly until December 31, 2002. The lease with Le Peep also grants Le Peep one option to renew the lease for a seven-year term. If this option is exercised, Le Peep will be required to pay a base rent of $19.00 per square foot per annum payable monthly from January 1, 2003 until December 31, 2009.

         For federal income tax purposes, the Company's depreciable basis in The Summit will be approximately $2,500,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

         Real estate taxes payable in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $171,743. The real estate taxes payable were calculated by multiplying The Summit's assessed value by an equalizer of 2.1243 and a tax rate of 9.016%.


              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         At December 31, 1996, a total of 31,800 square feet were leased to fourteen tenants at The Summit. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.


                                                                      Current      Rent per
                               Square Feet    Lease     Renewal        Annual        Square
                  Lessee         Leased        Ends     Options         Rent          Foot
                 --------     ------------    -------   --------      ---------     --------
              Le Peep
              Restaurant          3,621       12/2002     1/7 yr.       56,126       $15.50

              Siam Thai
              Restaurant          2,454       06/2000     1/4 yr.       43,482        17.72

              Big Apple Bagels    1,124       10/2003       None        14,612        13.00

              Sav-A-Lot           2,414       01/1999       None        25,554        11.00

              Giappo's Pizza      3,683       07/2007       None        29,464         8.00

              Fashion Media       2,142       08/2004       None        29,988        14.00

              Purple Bear           788       02/1997       None         6,682         8.48

              Spoke & Ski         2,020       Month to      None        20,200        10.00
                                               Month

              Success Lab of
              Park Ridge          2,142       12/1997     1/5 yr.       28,917        13.50

              H&R Block           2,142       04/2001     1/5 yr.       22,063        10.30

              Heavenly Pet
              Center              2,000       09/1997     1/2 yr.       18,000         9.00

              Hay Caramba!        2,888       02/2006    1/11 yr.       31,479        10.90

              Yahav & Silvers
              DDS                 1,446       10/2000     1/5 yr.       18,798        13.00

              Baker's Daughter      788       10/2001       None         7,092         9.00

              Vacant              3,596          --           --          --         --


                                                                                                   Percent of
                                                                                  Average            Total           Percent of
                                                                                 Base Rent          Building         Annual Base
                              Approx. GLA      Annual Base                       Per Square            GLA              Rent
                 Number of    of Expiring        Rent of                         Foot Under        Represented     Represented by
Year Ending       Leases        Leases          Expiring      Total Annual        Expiring         by Expiring        Expiring
December 31,     Expiring    (square feet)       Leases       Base Rent (1)        Leases             Leases           Leases
------------    ----------  ---------------   ------------    -------------      ---------         ------------      -----------
     1997            3          4,930            $53,599         $353,457         $10.81              14.83%            15.16%

     1998           --             --                 --          305,544          --                   --                --

     1999            1          2,414             26,554          316,317          11.00               7.26              8.39

     2000            2          3,900             65,175          295,835          16.71              11.73              22.03

     2001            2          2,930             33,124          234,614          11.31               8.81              14.11

     2002            1          3,621             61,557          203,648          17.00              10.89              30.23

     2003            1          1,124             15,736          144,963          14.00               3.38              10.86

     2004            1          2,142             34,272          132,206          16.00               6.44              25.92

     2005           --           --                 --            100,804          --                   --                --

     2006            1          2,338             41,876          100,804          14.50               8.69              41.54

 (1) No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.

       The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for The Summit property, as of December 17, 1996, of not less than $3,250,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Item 7.    Financial Statements and Exhibits


(a) Financial statements of businesses acquired.

                                                                                                      Page
                                                                                                      ----
Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       F-1

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended October 31, 1996 of Crestwood Plaza Shopping Center  . . . . . . . . . . . .       F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses
for the year ended October 31, 1996 of Crestwood Plaza Shopping Center    . . . . . . . . . . .       F-3


Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       F-5

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1995 of Park St. Clair  . . . . . . . . . . . . . . . . . . . .       F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1995 of Park St. Clair    . . . . . . . . . . . . . . . . . . .       F-7


Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       F-9

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1995 of Lansing Square Shopping Center  . . . . . . . . . . . .       F-10

Notes to Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1995 of Lansing Square Shopping Center    . . . . . . . . . . .       F-11


Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       F-13

Historical Summary of Gross Income and Direct Operating Expenses
for the period February 1, 1996 to November 30, 1996 of The Summit of Park Ridge  . . . . . . .       F-14

Notes to Historical Summary of Gross Income and Direct Operating Expenses
for the period February 1, 1996 to November 30, 1996 of The Summit of Park Ridge    . . . . . .       F-15


(b) Pro forma financial information.

Pro Forma Balance Sheet at December 31, 1995
(unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . . . . . . . . . . .       F-17

Notes to Pro Forma Balance Sheet at December 31, 1995
(unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . . . . . . . . . . .       F-19

Pro Forma Statement of Operations for the year ended December 31, 1995
(unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . . . . . . . . . . .       F-26

Notes to Pro Forma Statement of Operations for the year ended
December 31, 1995 (unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . .       F-28

Pro Forma Balance Sheet at September 30, 1996
(unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . . . . . . . . . . .       F-42

Notes to Pro Forma Balance Sheet at September 30, 1996
(unaudited) of Inland Real Estate Corporation . . . . . . . . . . . . . . . . . . . . . . . . .       F-44

Pro Forma Statement of Operations for the nine months ended
September 30, 1996 (unaudited) of Inland Real Estate Corporation  . . . . . . . . . . . . . . .       F-49

Notes to Pro Forma Statement  of Operations for the nine months ended
September 30, 1996 (unaudited) of Inland Real Estate Corporation  . . . . . . . . . . . . . . .       F-51

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Inland Real Estate Corporation
                                               (Registrant)


                                        By:    /s/    Kelly Tucek
                                           ----------------------------------
                                                       Kelly Tucek

                                        Chief Financial and Accounting Officer



Date: January 7, 1997
      --------------------